Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Other Current Assets [abstract]
VAT receivables	$ 1,177	$ 1,147
Income tax receivable	639	210
Prepaid expenses and other prepayments	1,934	3,428
Tax and social receivables	1,304	445
Deferred expenses and other current assets	330	298
Total other current assets	$ 5,383	$ 5,528